UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

        Date of Report (Date of earliest event reported) July 19, 2001



                       SIMMONS FIRST NATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)



            Arkansas                  0-6253                   71-0407808
(State or other jurisdiction of     (Commission             (I.R.S. employer
incorporation or organization)      file number)            identification No.)




 501 Main Street, Pine Bluff, Arkansas                             71601
(Address of principal executive offices)                         (Zip Code)



                                 (870)541-1000
              (Registrant's telephone number, including area code)

ITEM: 9 REGULATION FD DISCLOSURE

     The following is the text of a press release issued by the registrant at 8:00 A.M. Central Standard Time on July 19, 2001.

FOR IMMEDIATE RELEASE:                                        July 19, 2001

                   SIMMONS FIRST ANNOUNCES JUNE 2001 EARNINGS
                   ------------------------------------------

     Pine Bluff, Arkansas - Simmons First National Corporation today announced net income for the six-month period ended June 30, 2001 of $9,041,000, or diluted earnings per share of $1.27. The diluted earnings per share reflect an increase of 4.1%, or $0.05 per share over the June 30, 2000 diluted earnings per share of $1.22. Return on average assets and return on average stockholders' equity for the six-month period ended June 30, 2001, was 0.95% and 10.36%, respectively.

     Net income for the second quarter of 2001 was $4,487,000, compared to $4,609,000 for the same period of the previous year. The diluted earnings per share of $0.63 are unchanged when compared to the same period of the previous year. Despite good growth in the loan portfolio and solid increases in non-interest income, the flat second quarter diluted earnings per share was primarily attributable to continued pressure on net interest margin.

     "During the last six months, the Federal Reserve decreased the discount rate by 275 basis points. This had a negative impact on our net interest margin, due to Arkansas's usury law and its direct effect on the yield of our credit card portfolio. We anticipate our margin to improve when interest rates stabilize and/or when the usury cap is lifted, which is expected before year end," said J. Thomas May, Chairman, President, and Chief Executive Officer. "The core banking components of our Company performed well during the first half of this year, especially in light of pressure on net interest margin experienced in our Company. Loans and deposits continue to grow, while capital remains strong."

     Because of the Corporation's cash acquisitions, cash operating earnings (net income excluding amortization of intangibles) are an integral component of earnings. Year-to-date diluted cash earnings, on a per share basis, as of June 30, 2001 were $1.41 an increase of 6.0%, or $0.08 per share over the same period last year. Cash return on average assets was 1.07% and cash return on average stockholders' equity was 11.58% for the six-month period ended June 30, 2001.
Diluted cash earnings for the second quarter of 2001 were $0.70 per share compared with $0.68 for the second quarter of 2000.

     Total assets for the Corporation at June 30, 2001, were $1.979 billion, an increase of $209 million, or 11.8%, over the same figure at June 30, 2000. This increase includes the acquisition of eight branches with assets of $72 million, which was completed during the third quarter of 2000. Excluding the acquisition, both loans and deposits increased approximately 5% over the same period last year. Stockholders' equity at the end of the second quarter of 2001 was $178.6 million, a $12.7 million, or 7.6%, increase from June 30, 2000.

     The allowance for loan losses as a percent of total loans equaled 1.63%, which is unchanged from December 31, 2000. As of June 30, 2001, non-performing loans equaled 1.17% of total loans and the allowance for loan losses equaled 140% of non-performing loans.

     As previously announced, the Company has adopted a stock repurchase program. This program authorizes the repurchase of up to 400,000 shares. During the previous twelve months, the Company repurchased 277,782 shares of stock with a weighted average repurchase price of $21.97 per share.

CONFERENCE CALL

     Management will conduct a conference call to review this information at 3:00 p.m. CST (4:00 p.m. EST) on Thursday, July 19, 2001. Interested parties can listen to this call by calling 1-800-874-9030 (United States and Canada only) and ask for Simmons First National Corporation conference call. A recorded playback of the call will be available the next morning by calling 1-800-642-1687. The passcode for this playback is 1357545 and the recording will be available through the end of business July 26, 2001. In addition, the call will also be available live or in recorded version on the Company's website at www.simmonsfirst.com under the "webcast" icon.

     Simmons First National Corporation is a financial holding company, with community banks in Pine Bluff, Jonesboro, Lake Village, Dumas, Rogers,
Russellville, Searcy and El Dorado, Arkansas. The Company's eight banks are conducting financial operations from 64 offices in 33 communities.

####

FOR MORE INFORMATION CONTACT:
BARRY L. CROW
Executive Vice President and Chief Financial Officer
Simmons First National Corporation
(870) 541-1350
Ticker symbol:  SFNCA

--------------------------------------------------------------------------------
Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corporation's financial results is included in its Form 10-K filing with the Securities and Exchange Commission.
--------------------------------------------------------------------------------



 Simmons First National Corporation                                                                                          SFNCA
 Consolidated End of Period Balance Sheets
 For the Quarters Ended                                            Jun 30        Mar 31        Dec 31        Sep 30        Jun 30
 (In thousands)                                                     2001          2001          2000          2000          2000
                                                                   ------        ------        ------        ------        ------
 ASSETS
 Cash and non-interest bearing balances due from banks          $    68,053   $    66,375  $    77,495   $    56,705   $    49,013
 Interest bearing balances due from banks                            62,035        29,838       12,990        19,218        29,973
 Federal funds sold and securities purchased
   under agreements to resell                                        52,650        85,000       20,650         5,650        27,510
                                                                 ----------    ----------   ----------    ----------    ----------
     Cash and cash equivalents                                      182,738       181,213      111,135        81,573       106,496

 Investment securities                                              382,244       372,775      398,483       401,735       399,045
 Mortgage loans held for sale                                        21,457        16,494        8,934        12,177         7,465
 Assets held in trading accounts                                        162            43        1,127           734           390

 Loans                                                            1,298,212     1,280,400    1,294,710     1,268,931     1,171,627
    Allowance for loan losses                                       (21,221)      (21,368)     (21,157)      (20,691)      (18,002)
                                                                 ----------    ----------   ----------    ----------    ----------
 Net loans                                                        1,276,991     1,259,032    1,273,553     1,248,240     1,153,625

 Premises and equipment                                              45,831        46,288       46,597        46,370        41,221
 Foreclosed assets held for sale, net                                 1,252         1,211        1,104         1,226         1,249
 Interest receivable                                                 17,248        17,476       18,878        18,961        15,985
 Intangible assets tax deductible, net                               31,592        32,284       32,944        33,231        23,425
 Intangible assets non tax deductible, net                            2,106         2,172        2,297         2,433         2,567
 Other assets                                                        16,924        16,609       17,441        18,528        18,544
                                                                 ----------    ----------    ---------    ----------    ----------

                       TOTAL ASSETS                             $ 1,978,545   $ 1,945,597  $ 1,912,493   $ 1,865,208   $ 1,770,012
                                                                 ==========    ==========   ==========    ==========    ==========

 LIABILITIES
 Non-interest bearing transaction accounts                      $   228,233   $   214,632  $   213,312   $   195,678   $   188,474
 Interest bearing transaction accounts and savings deposits         465,872       465,490      471,609       445,513       453,215
 Time deposits less than $100,000                                   585,430       596,686      595,696       605,828       576,937
 Time deposits greater than $100,000                                351,523       348,167      324,969       291,399       270,850
                                                                 ----------    ----------   ----------    ----------    ----------
         Total deposits                                           1,631,058     1,624,975    1,605,586     1,538,418     1,489,476
                                                                 ----------    ----------   ----------    ----------    ----------
 Federal funds purchased and securities
   sold under agreements to repurchase                               94,990        76,531       67,250        87,767        47,556
 Short-term debt                                                     10,204         6,298        4,070         9,524         6,515
 Long-term debt - parent company                                     14,000        14,841       14,857        14,873        16,888
 Long-term FHLB debt - affiliate banks                               13,241         9,366        9,574         9,784         9,996
 Trust preferred securities                                          17,250        17,250       17,250        17,250        17,250
 Accrued interest and other liabilities                              19,239        21,335       20,563        18,046        16,428
                                                                 ----------    ----------   ----------    ----------    ----------
                     TOTAL LIABILITIES                            1,799,982     1,770,596    1,739,150     1,695,662     1,604,109
                                                                 ----------    ----------   ----------    ----------    ----------

 STOCKHOLDERS' EQUITY
   Capital stock                                                      7,101         7,072        7,181         7,272         7,334
   Surplus                                                           45,918        45,355       47,964        49,713        50,992
   Undivided profits                                                124,224       121,301      118,232       114,772       111,263
   Accumulated other comprehensive income
      Unrealized appreciation (depreciation) on AFS securities        1,320         1,273          (34)       (2,211)       (3,686)
                                                                 ----------    ----------   ----------    ----------    ----------
                TOTAL STOCKHOLDERS' EQUITY                          178,563       175,001      173,343       169,546       165,903
                                                                 ----------    ----------   ----------    ----------    ----------

        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY              $ 1,978,545   $ 1,945,597  $ 1,912,493   $ 1,865,208   $ 1,770,012
                                                                 ==========    ==========   ==========    ==========    ==========



 Simmons First National Corporation                                                                                          SFNCA
 Consolidated Average Quarter-to-Date Balance Sheets
 For the Quarters Ended                                           Jun 30        Mar 31        Dec 31        Sep 30        Jun 30
 (In thousands)                                                    2001          2001          2000          2000          2000
                                                                  ------        ------        ------        ------        ------
ASSETS
 Cash and non-interest bearing balances due from banks         $    63,036   $    62,928   $    58,503   $    53,892   $    50,070
 Interest bearing balances due from banks                           33,943        25,202        17,775        15,246        14,935
 Federal funds sold and securities purchased
   under agreements to resell                                       47,674        46,205        14,364        13,522        36,277
                                                                ----------    ----------    ----------    ----------    ----------
     Cash and cash equivalents                                     144,653       134,335        90,642        82,660       101,282

 Investment securities - held-to-maturity                          207,739       191,369       184,184       176,167       173,105
 Investment securities - available-for-sale                        172,145       197,562       217,768       221,907       235,079
 Mortgage loans held for sale                                       17,913        11,263         8,919         7,563         6,612
 Assets held in trading accounts                                       246           693           289           528         3,372

 Loans                                                           1,289,129     1,287,630     1,273,298     1,249,524     1,152,127
    Allowance for loan losses                                      (21,720)      (21,580)      (21,118)      (20,281)      (18,120)
                                                                ----------    ----------    ----------    ----------    ----------
 Net loans                                                       1,267,409     1,266,050     1,252,180     1,229,243     1,134,007

 Premises and equipment                                             46,134        46,499        46,311        45,811        40,891
 Foreclosed assets held for sale, net                                1,295         1,130         1,148         1,240         1,509
 Interest receivable                                                17,748        18,325        19,286        18,172        16,174
 Intangible assets, net                                             34,084        34,840        35,383        34,568        26,296
 Other assets                                                       16,187        17,231        17,210        18,039        18,143
                                                                ----------    ----------    ----------    ----------    ----------

                        TOTAL ASSETS                           $ 1,925,553   $ 1,919,297   $ 1,873,320   $ 1,835,898   $ 1,756,470
                                                                ==========    ==========    ==========    ==========    ==========


 LIABILITIES
 Non-interest bearing transaction accounts                    $    208,812   $   202,688   $   195,590   $   189,827   $   185,084
 Interest bearing transaction accounts                             149,449       146,592       148,975       143,620       143,911
 Savings deposits                                                  312,982       315,424       305,894       301,473       292,866
 Time deposits less than $100,000                                  582,075       596,990       599,025       596,273       593,502
 Time deposits greater than $100,000                               356,517       333,952       308,136       288,765       260,819
                                                               -----------    ----------    ----------    ----------    ----------
         Total deposits                                          1,609,835     1,595,646     1,557,620     1,519,958     1,476,182
                                                               -----------    ----------    ----------    ----------    ----------
 Federal funds purchased and securities
   sold under agreements to repurchase                              69,294        81,472        77,054        77,505        44,748
 Short-term debt                                                     6,885         6,156         6,832        10,305         9,696
 Long-term debt                                                     42,323        41,538        41,762        42,647        44,190
 Accrued interest and other liabilities                             20,058        19,595        18,520        17,632        16,634
                                                               -----------    ----------    ----------    ----------    ----------
                      TOTAL LIABILITIES                          1,748,395     1,744,407     1,701,788     1,668,047     1,591,450
                                                               -----------    ----------    ----------    ----------    ----------

                 TOTAL STOCKHOLDERS' EQUITY                        177,158       174,890       171,532       167,851       165,020
                                                               -----------    ----------    ----------    ----------    ----------

         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY           $  1,925,553   $ 1,919,297   $ 1,873,320   $ 1,835,898   $ 1,756,470
                                                               ===========    ==========    ==========    ==========    ==========





 Simmons First National Corporation                                                                                          SFNCA
 Consolidated Average Year-to-Date Balance Sheets
 For the Quarters Ended                                          Jun 30        Mar 31         Dec 31        Sep 30         Jun 30
 (In thousands)                                                   2001          2001           2000          2000           2000
                                                                 ------        ------         ------        ------        ------

 ASSETS
 Cash and non-interest bearing balances due from banks       $    62,982   $    62,928    $    54,011   $    52,503    $    51,801
 Interest bearing balances due from banks                         29,597        25,202         14,495        13,393         12,456
 Federal funds sold and securities purchased
   under agreements to resell                                     46,943        46,205         22,170        24,791         30,488
                                                              ----------    ----------     ----------    ----------     ----------
     Cash and cash equivalents                                   139,522       134,335         90,676        90,687         94,745

 Investment securities - held-to-maturity                        199,599       191,369        176,351       173,838        172,837
 Investment securities - available-for-sale                      184,784       197,562        227,772       231,131        235,793
 Mortgage loans held for sale                                     14,607        11,263          7,285         6,737          6,319
 Assets held in trading accounts                                     468           693          1,373         1,738          2,349

 Loans                                                         1,288,384     1,287,630      1,199,288     1,174,437      1,136,481
    Allowance for loan losses                                    (21,650)      (21,580)       (19,284)      (18,668)       (17,853)
                                                              ----------    ----------     ----------    ----------     ----------
 Net loans                                                     1,266,734     1,266,050      1,180,004     1,155,769      1,118,628

 Premises and equipment                                           46,316        46,499         43,362        42,425         40,793
 Foreclosed assets held for sale, net                              1,213         1,130          1,226         1,252          1,258
 Interest receivable                                              18,035        18,325         17,387        16,750         16,031
 Intangible assets, net                                           34,461        34,840         30,813        29,278         26,605
 Other assets                                                     16,704        17,231         17,765        17,951         17,907
                                                              ----------    ----------     ----------    ----------     ----------

                       TOTAL ASSETS                          $ 1,922,443   $ 1,919,297    $ 1,794,014   $ 1,767,556    $ 1,733,265
                                                              ==========    ==========     ==========    ==========     ==========


 LIABILITIES
 Non-interest bearing transaction accounts                   $   205,767   $   202,688    $   188,220   $   185,746    $   183,683
 Interest bearing transaction accounts                           148,028       146,592        145,582       144,443        144,858
 Savings deposits                                                314,196       315,424        299,297       297,082        294,863
 Time deposits less than $100,000                                589,491       596,990        587,140       583,147        576,512
 Time deposits greater than $100,000                             345,298       333,952        273,129       261,376        247,531
                                                              ----------    ----------     ----------    ----------     ----------
         Total deposits                                        1,602,780     1,595,646      1,493,368     1,471,794      1,447,447
                                                              ----------    ----------     ----------    ----------     ----------
 Federal funds purchased and securities
   sold under agreements to repurchase                            75,349        81,472         64,304        60,022         51,185
 Short-term debt                                                   6,523         6,156          9,371         9,863         10,183
 Long-term debt                                                   41,932        41,538         43,255        44,118         44,318
 Accrued interest and other liabilities                           19,829        19,595         17,199        16,740         16,265
                                                              ----------    ----------     ----------    ----------     ----------
                     TOTAL LIABILITIES                         1,746,413     1,744,407      1,627,497     1,602,537      1,569,398
                                                              ----------    ----------     ----------    ----------     ----------

                TOTAL STOCKHOLDERS' EQUITY                       176,030       174,890        166,517       165,019        163,867
                                                              ----------    ----------     ----------    ----------     ----------

        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY           $ 1,922,443   $ 1,919,297    $ 1,794,014   $ 1,767,556    $ 1,733,265
                                                              ==========    ==========     ==========    ==========     ==========



 Simmons First National Corporation                                                                                         SFNCA
 Consolidated Statements of Income - Quarter-to-Date
 For the Quarters Ended                                               Jun 30       Mar 31       Dec 31       Sep 30       Jun 30
 (In thousands, except per share data)                                 2001         2001         2000         2000         2000
                                                                      ------      ------        ------       ------       ------
 INTEREST INCOME
    Loans                                                           $ 28,368     $ 29,161     $ 30,415     $ 28,952     $ 26,019
    Federal funds sold and securities purchased
      under agreements to resell                                         504          639          281          332          565
    Investment securities                                              5,261        5,700        5,848        5,864        5,966
    Mortgage loans held for sale, net of unrealized gains (losses)       267          172          160          143          121
    Assets held in trading accounts                                        2            7            7            5           65
    Interest bearing balances due from banks                             354          335          276          234          238
                                                                     -------      -------      -------      -------      -------
            TOTAL INTEREST INCOME                                     34,756       36,014       36,987       35,530       32,974
                                                                     -------      -------      -------      -------      -------
 INTEREST EXPENSE
    Time deposits                                                     13,601       13,897       13,818       12,979       11,926
    Other deposits                                                     2,683        3,181        3,471        3,271        3,102
    Federal funds purchased and securities
      sold under agreements to repurchase                                690        1,057        1,223        1,276          624
    Short-term debt                                                       76          104          105          163          131
    Long-term debt                                                       840          819          843          855          889
                                                                     -------      -------      -------      -------      -------
            TOTAL INTEREST EXPENSE                                    17,890       19,058       19,460       18,544       16,672
                                                                     -------      -------      -------      -------      -------
 NET INTEREST INCOME                                                  16,866       16,956       17,527       16,986       16,302
    Provision for loan losses                                          1,967        1,853        1,994        1,892        1,925
                                                                     -------      -------      -------      -------      -------
 NET INTEREST INCOME AFTER PROVISION
    FOR LOAN LOSSES                                                   14,899       15,103       15,533       15,094       14,377
                                                                     -------      -------      -------      -------      -------
 NON-INTEREST INCOME
    Trust income                                                       1,249        1,407        1,282        1,496        1,290
    Service charges on deposit accounts                                2,307        2,101        2,190        2,176        1,905
    Other service charges and fees                                       438          528          398          392          475
    Income on sale of mortgage loans, net of commissions                 813          624          450          521          391
    Income on investment banking, net of commissions                     178          162           71           13           87
    Credit card fees                                                   2,666        2,456        2,851        2,712        2,624
    Other income                                                         660          815          513          817          741
    Gain on sale of securities, net                                        -            -            -            -            -
                                                                     -------      -------      -------      -------      -------
            TOTAL NON-INTEREST INCOME                                  8,311        8,093        7,755        8,127        7,513
                                                                     -------      -------      -------      -------      -------
 NON-INTEREST EXPENSE
    Salaries and employee benefits                                     8,902        9,003        8,262        8,591        8,304
    Occupancy expense, net                                             1,094        1,166        1,043        1,035          923
    Furniture & equipment expense                                      1,338        1,336        1,355        1,336        1,274
    Loss on foreclosed assets                                             87           75           60           66           77
    Deposit insurance                                                     77           76           43           87           93
    Other operating expenses                                           5,348        5,161        5,288        4,860        4,579
                                                                     -------      -------      -------      -------      -------
            TOTAL NON-INTEREST EXPENSE                                16,846       16,817       16,051       15,975       15,250
                                                                     -------      -------      -------      -------      -------
 NET INCOME BEFORE INCOME TAXES                                        6,364        6,379        7,237        7,246        6,640
    Provision for income taxes                                         1,877        1,825        2,270        2,281        2,031
                                                                     -------      -------      -------      -------      -------
 NET INCOME                                                         $  4,487     $  4,554     $  4,967     $  4,965     $  4,609
                                                                     =======      =======      =======      =======      =======
 BASIC EARNINGS PER SHARE                                           $   0.63     $   0.64     $   0.69     $   0.68     $   0.63
                                                                     =======      =======      =======      =======      =======
 DILUTED EARNINGS PER SHARE                                         $   0.63     $   0.64     $   0.69     $   0.67     $   0.63
                                                                     =======      =======      =======      =======      =======



 Simmons First National Corporation                                                                                        SFNCA
 Consolidated Statements of Income - Year-to-Date
 For the Quarters Ended                                               Jun 30       Mar 31       Dec 31       Sep 30       Jun 30
 (In thousands, except per share data)                                 2001         2001         2000         2000         2000
                                                                      ------       ------       ------       ------       ------

 INTEREST INCOME
    Loans                                                           $ 57,529     $ 29,161     $110,112     $ 79,697     $ 50,745
    Federal funds sold and securities purchased
      under agreements to resell                                       1,143          639        1,530        1,249          917
    Investment securities                                             10,961        5,700       23,585       17,737       11,873
    Mortgage loans held for sale, net of unrealized gains (losses)       439          172          542          382          239
    Assets held in trading accounts                                        9            7           95           88           83
    Interest bearing balances due from banks                             689          335          890          614          380
                                                                     -------      -------      -------      -------      -------
            TOTAL INTEREST INCOME                                     70,770       36,014      136,754       99,767       64,237
                                                                     -------      -------      -------      -------      -------
 INTEREST EXPENSE
    Time deposits                                                     27,498       13,897       49,055       35,237       22,258
    Other deposits                                                     5,864        3,181       12,816        9,345        6,074
    Federal funds purchased and securities
      sold under agreements to repurchase                              1,747        1,057        3,833        2,610        1,334
    Short-term debt                                                      180          104          516          411          248
    Long-term debt                                                     1,659          819        3,473        2,630        1,775
                                                                     -------      -------      -------      -------      -------
            TOTAL INTEREST EXPENSE                                    36,948       19,058       69,693       50,233       31,689
                                                                     -------      -------      -------      -------      -------
 NET INTEREST INCOME                                                  33,822       16,956       67,061       49,534       32,548
    Provision for loan losses                                          3,820        1,853        7,531        5,537        3,645
                                                                     -------      -------      -------      -------      -------
 NET INTEREST INCOME AFTER PROVISION
    FOR LOAN LOSSES                                                   30,002       15,103       59,530       43,997       28,903
                                                                     -------      -------      -------      -------      -------
 NON-INTEREST INCOME
    Trust income                                                       2,656        1,407        5,282        4,000        2,504
    Service charges on deposit accounts                                4,408        2,101        7,998        5,808        3,632
    Other service charges and fees                                       966          528        1,804        1,406        1,014
    Income on sale of mortgage loans, net of commissions               1,437          624        1,727        1,277          756
    Income on investment banking, net of commissions                     340          162          259          188          175
    Credit card fees                                                   5,122        2,456       10,522        7,671        4,959
    Other income                                                       1,475          815        2,763        2,250        1,433
    Gain on sale of securities, net                                        -            -            -            -            -
                                                                     -------      -------      -------      -------      -------
            TOTAL NON-INTEREST INCOME                                 16,404        8,093       30,355       22,600       14,473
                                                                     -------      -------      -------      -------      -------
 NON-INTEREST EXPENSE
    Salaries and employee benefits                                    17,905        9,003       33,544       25,282       16,691
    Occupancy expense, net                                             2,260        1,166        3,873        2,830        1,795
    Furniture & equipment expense                                      2,674        1,336        5,246        3,891        2,555
    Loss on foreclosed assets                                            162           75          254          194          128
    Deposit insurance                                                    153           76          299          256          169
    Other operating expenses                                          10,509        5,161       19,340       14,052        9,192
                                                                     -------      -------      -------      -------      -------
            TOTAL NON-INTEREST EXPENSE                                33,663       16,817       62,556       46,505       30,530
                                                                     -------      -------      -------      -------      -------
 NET INCOME BEFORE INCOME TAXES                                       12,743        6,379       27,329       20,092       12,846
    Provision for income taxes                                         3,702        1,825        8,460        6,190        3,909
                                                                     -------      -------      -------      -------      -------
 NET INCOME                                                         $  9,041     $  4,554     $ 18,869     $ 13,902     $  8,937
                                                                     =======      =======      =======      =======      =======
 BASIC EARNINGS PER SHARE                                           $   1.27     $   0.64     $   2.59     $   1.90     $   1.22
                                                                     =======      =======      =======      =======      =======
 DILUTED EARNINGS PER SHARE                                         $   1.27     $   0.64     $   2.58     $   1.89     $   1.22
                                                                     =======      =======      =======      =======      =======




 Simmons First National Corporation                                                                                           SFNCA
 Consolidated Risk-Based Capital
 For the Quarters Ended                                   Jun 30            Mar 31          Dec 31          Sep 30         Jun 30
 (In thousands)                                            2001              2001            2000            2000           2000
                                                          ------            ------          ------          ------         ------
 Tier 1 capital
    Stockholders' equity                             $   178,563       $   175,001      $   173,343      $   169,546    $   165,903
    Trust preferred securities                            17,250            17,250           17,250           17,250         17,250
    Intangible assets                                    (33,698)          (34,456)         (35,241)         (35,664)       (25,992)
    Unrealized loss (gain) on AFS securities              (1,320)           (1,273)              34            2,211          3,686
    Debt issuance costs                                     (898)             (907)            (916)            (924)          (932)
                                                      ----------        ----------       ----------       ----------     ----------

       Total Tier 1 capital                              159,897           155,615          154,470          152,419        159,915
                                                      ----------        ----------       ----------       ----------     ----------

 Tier 2 capital
    Qualifying unrealized gain on AFS securities             366               367              475              287            343
    Qualifying allowance for loan losses                  16,376            16,059           16,193           15,862         14,733
                                                      ----------        ----------       ----------       ----------     ----------

       Total Tier 2 capital                               16,742            16,426           16,668           16,149         15,076
                                                      ----------        ----------       ----------       ----------     ----------

       Total risk-based capital                      $   176,639       $   172,041      $   171,138      $   168,568    $   174,991
                                                      ==========        ==========       ==========       ==========     ==========

 Risk weighted assets                                $ 1,305,274       $ 1,279,382      $ 1,290,494      $ 1,264,212    $ 1,175,381
                                                      ==========        ==========       ==========       ==========     ==========

 Assets for leverage ratio                           $ 1,887,167       $ 1,883,934      $ 1,837,163      $ 1,799,310    $ 1,729,545
                                                      ==========        ==========       ==========       ==========     ==========

 Ratios at end of quarter
    Leverage ratio                                         8.47%             8.26%            8.41%            8.47%          9.25%
    Tier 1 capital                                        12.25%            12.16%           11.97%           12.06%         13.61%
    Total risk-based capital                              13.53%            13.45%           13.26%           13.33%         14.89%






 Simmons First National Corporation                                                                                      SFNCA
 Consolidated Loans and Investments
 For the Quarters Ended                               Jun 30          Mar 31          Dec 31          Sep 30         Jun 30
 (In thousands)                                        2001            2001            2000            2000           2000
                                                      ------          ------          ------          ------         ------

Loan Portfolio - End of Period
------------------------------
 Consumer
    Credit cards                                $    187,880    $    185,411    $    197,567     $    186,342      $   183,853
    Student loans                                     71,619          74,562          67,145           66,071           65,595
    Other consumer                                   186,246         187,408         192,595          194,421          184,097
 Real Estate
    Construction                                      73,348          70,123          69,169           71,383           53,128
    Single-family residential                        236,856         240,049         244,377          243,904          217,669
    Other commercial                                 284,521         284,488         287,272          275,091          251,469
    Unearned income                                      (80)            (91)           (102)            (113)            (134)
 Commercial
    Commercial                                       166,892         173,040         161,134          146,156          143,913
    Agricultural                                      70,538          49,274          57,164           70,064           59,255
    Financial institutions                             6,146           4,741           2,339            2,379            2,397
 Other                                                14,246          11,395          16,050           13,233           10,385
                                                 -----------     -----------     -----------      -----------       ----------

       Total Loans                              $  1,298,212    $  1,280,400    $  1,294,710     $  1,268,931     $  1,171,627
                                                 ===========     ===========     ===========      ===========      ===========

Investment Securities - End of Period
-------------------------------------
 Held-to-Maturity
    U.S. Treasury                               $     31,072    $     24,702    $     21,923     $     19,516     $     16,563
    U.S. Government agencies                          54,406          60,997          40,965           40,950           36,607
    Mortgage-backed securities                         9,005          10,153          11,065           14,296           15,240
    State and political subdivisions                 117,747         109,076         110,380          107,147          106,234
    Other securities                                     129             178              80               82               82
                                                 -----------     -----------     -----------      -----------      -----------
       Total held-to-maturity                        212,359         205,106         184,413          181,991          174,726
                                                 -----------     -----------     -----------      -----------      -----------
 Available-for-Sale
    U.S. Treasury                                     20,146          21,655          24,037           27,146           35,264
    U.S. Government agencies                         120,146         113,219         156,436          161,031          156,892
    Mortgage-backed securities                        13,410          14,501          15,181           13,910           14,954
    State and political subdivisions                   6,710           6,912           6,821            6,720            6,681
    FHLB stock                                         4,276           6,267           6,165            6,068            5,924
    Other securities                                   5,197           5,115           5,430            4,869            4,604
                                                 -----------     -----------     -----------      -----------      -----------
       Total available-for-sale                      169,885         167,669         214,070          219,744          224,319
                                                 -----------     -----------     -----------      -----------      -----------

       Total investment securities              $    382,244    $    372,775    $    398,483     $    401,735     $    399,045
                                                 ===========     ===========     ===========      ===========      ===========

       Fair Value - HTM investment securities   $    215,894    $    208,641    $    185,663     $    181,357     $    171,940
                                                 ===========     ===========     ===========      ===========      ===========

Investment Securities - QTD Average
-----------------------------------
 Taxable securities                             $    260,941    $    273,507    $    286,981     $    284,901     $    296,027
 Tax exempt securities                               118,943         115,424         114,971          113,173          112,157
                                                 -----------     -----------     -----------      -----------      -----------

    Total investment securities - QTD average   $    379,884    $    388,931    $    401,952     $    398,074     $    408,184
                                                 ===========     ===========     ===========      ===========      ===========





 Simmons First National Corporation                                                                                      SFNCA
 Consolidated Allowance and Asset Quality
 For the Quarters Ended                                  Jun 30         Mar 31          Dec 31         Sep 30        Jun 30
 (In thousands)                                           2001           2001            2000           2000          2000
                                                         ------         ------          ------         ------        ------


Allowance for Loan Losses
-------------------------
 Balance, beginning of quarter                         $  21,368      $  21,157       $  20,691      $  18,002       $  17,719
                                                        --------       --------        --------       --------        --------

 Loans charged off
    Credit card                                            1,192            965             962            834             843
    Other consumer                                           581            617             630            660             663
    Real estate                                              425            209             211             46              64
    Commercial                                               362            271             474            286             395
                                                        --------       --------        --------       --------        --------
       Total loans charged off                             2,560          2,062           2,277          1,826           1,965
                                                        --------       --------        --------       --------        --------

 Recoveries of loans previously charged off
    Credit card                                              129            131             121            116             118
    Other consumer                                           196            192             149            294             122
    Real estate                                               44             63               2             15              17
    Commercial                                                77             34              27             43              66
                                                        --------       --------        --------       --------        --------
       Total recoveries                                      446            420             299            468             323
                                                        --------       --------        --------       --------        --------
    Net loans charged off                                  2,114          1,642           1,978          1,358           1,642
 Allowance for loan losses of acquired branches                -              -             450          2,155               -
 Provision for loan losses                                 1,967          1,853           1,994          1,892           1,925
                                                        --------       --------        --------       --------        --------
 Balance, end of year                                  $  21,221      $  21,368       $  21,157      $  20,691       $  18,002
                                                        ========       ========        ========       ========        ========

Non-performing assets
---------------------
 Non-performing loans
    Nonaccrual loans
       Real estate                                     $   6,366      $   4,862       $   4,739      $   4,393       $   3,733
       Commercial                                          3,144          2,872             791          2,929             926
       Consumer                                            2,975          2,083           2,682          2,300           1,989
                                                        --------       --------        --------       --------        --------
          Total nonaccrual loans                          12,485          9,817           8,212          9,622           6,648
    Loans past due 90 days or more                         2,656          2,121           2,752          2,643           2,145
                                                        --------       --------        --------       --------        --------
             Total non-performing loans                   15,141         11,938          10,964         12,265           8,793
                                                        --------       --------        --------       --------        --------

 Other non-performing assets
    Foreclosed assets held for sale                        1,252          1,211           1,104          1,226           1,249
    Other non-performing assets                              247            147             196            100              36
                                                        --------       --------        --------       --------        --------
       Total other non-performing assets                   1,499          1,358           1,300          1,326           1,285
                                                        --------       --------        --------       --------        --------

          Total non-performing assets                  $  16,640      $  13,296       $  12,264      $  13,591       $  10,078
                                                        ========       ========        ========       ========        ========

Ratios
------
 Allowance for loan losses to total loans                  1.63%          1.67%           1.63%          1.63%           1.54%
 Allowance for loan losses to
    non-performing loans                                 140.16%        178.99%         192.97%        168.70%         204.73%
 Allowance for loan losses to
    non-performing assets                                127.53%        160.71%         172.51%        152.24%         178.63%
 Non-performing loans to total loans                       1.17%          0.93%           0.85%          0.97%           0.75%
 Non-performing assets to total assets                     0.84%          0.68%           0.64%          0.73%           0.57%






 Simmons First National Corporation                                                                                        SFNCA
 Consolidated - Selected Financial Data
 For the Quarters Ended                                    Jun 30         Mar 31         Dec 31         Sep 30          Jun 30
 (In thousands, except per share data)                      2001           2001           2000           2000            2000
                                                           ------         ------         ------         ------          ------
QUARTER-TO-DATE
---------------
 Diluted earnings per share                           $      0.63    $      0.64    $      0.69    $      0.67     $      0.63
 Diluted cash earnings per share                             0.70           0.71           0.75           0.75            0.68
 Cash dividends declared  - per common share                 0.22           0.21           0.21           0.20            0.20
 Cash dividends declared - amount                           1,564          1,485          1,507          1,456           1,467
 Cash earnings                                              4,963          5,072          5,501          5,473           5,024
 Return on average stockholders' equity                    10.16%         10.56%         11.52%         11.77%          11.23%
 Cash return on average stockholders' equity               11.32%         11.85%         12.86%         13.08%          12.35%
 Return on average assets                                   0.93%          0.96%          1.05%          1.08%           1.06%
 Cash return on average assets                              1.05%          1.09%          1.19%          1.21%           1.17%
 Net interest margin (FTE)                                  4.00%          4.08%          4.23%          4.18%           4.23%
 FTE Adjustment                                               787            750            743            729             732
 Amortization of intangibles                                  728            785            808            767             618
 Amortization of intangibles, net of taxes                    476            518            534            508             415
 Average shares outstanding                             7,086,745      7,121,100      7,236,853      7,304,226       7,333,108
 Diluted shares outstanding                                28,823         20,157         20,033         21,173          22,400
 Shares repurchased                                         2,000        118,955         93,200         63,627               -
 Average price of repurchased shares                        23.64          23.77          20.06          21.35               -
 Average earning assets                                 1,768,789      1,759,924      1,716,597      1,684,457       1,621,507
 Interest bearing liabilities                           1,519,525      1,522,124      1,487,678      1,460,588       1,389,732

YEAR-TO-DATE
------------
 Diluted earnings per share                           $      1.27    $      0.64    $      2.58    $      1.89     $      1.22
 Diluted cash earnings per share                             1.41           0.71           2.83           2.08            1.33
 Cash dividends declared - per common share                  0.43           0.21           0.80           0.59            0.39
 Cash earnings                                             10,035          5,072         20,741         15,240           9,767
 Return on average stockholders' equity                    10.36%         10.56%         11.33%         11.25%          10.97%
 Cash return on average stockholders' equity               11.58%         11.85%         12.56%         12.44%          12.09%
 Return on average assets                                   0.95%          0.96%          1.05%          1.05%           1.04%
 Cash return on average assets                              1.07%          1.09%          1.18%          1.17%           1.15%
 Net interest margin (FTE)                                  4.04%          4.08%          4.24%          4.25%           4.28%
 FTE Adjustment                                             1,537            750          2,910          2,167           1,438
 Amortization of intangibles                                1,513            785          2,811          2,003           1,236
 Amortization of intangibles, net of taxes                    994            518          1,872          1,338             830
 Average shares outstanding                             7,103,827      7,121,100      7,298,842      7,319,655       7,327,455
 Average earning assets                                 1,764,382      1,759,924      1,648,734      1,626,065       1,596,723
 Interest bearing liabilities                           1,520,817      1,522,124      1,422,078      1,400,051       1,369,450

END OF PERIOD
-------------
 Book value                                           $     25.15    $     24.75    $     24.14    $     23.31     $     22.62
 Shares outstanding                                     7,101,045      7,072,216      7,180,966      7,271,692       7,333,519
 Full-time equivalent employees                               937            928            927            934             877
 Total number of ATM's                                         59             59             59             58              50
 Total number of branches                                      62             61             61             61              53
 Parent company only - investment in subsidiaries         194,700        192,997        190,159        184,133         177,692
 Parent company only - intangible assets                       72             94            116            144             161


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      SIMMONS FIRST NATIONAL CORPORATION




Date:    July 19, 2001                /s/Barry L. Crow
--------------------------           ----------------------------------------
                                      Barry L. Crow, Executive Vice President
                                       and Chief Financial Officer